UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2014

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Dear Shareholders:

While volatility began creeping back into the markets in the second half of 2014, the US equity market continued the impressive run it began following the “Great Recession.” The current bull market has produced six straight years of positive returns for the S&P 500, representing the fourth longest market advance since 1928, when the index began. With a gain of 209% from the low on March 9, 2009, to the end of 2014, it also represents one of the strongest rises as well. Having experienced those gains, investors are now wondering if the advance can continue, especially with more difficult conditions still prevalent outside the US. We would counsel investors to stay the course as we expect the companies in our portfolios to enjoy additional positive returns. At the same time, we are mindful of risks and higher valuations and, therefore, appreciate the aspects of our portfolios that help protect us from negative market environments.

Reflecting on the developments of the past year, it is striking to examine the contrasts between the US and the rest of the world. The US economy emerged from a harsh winter and then proceeded to grow strongly for the remainder of 2014. From April through December, government statistics suggest that real GDP growth averaged almost 4%, which represents a solid improvement over recent quarters. In addition, the labor market improved consistently throughout 2014 with lower jobless claims, steady gains in non-farm payroll employment, and a decline in the unemployment rate from 6.7% to 5.6% over the course of the year. On the other hand, other parts of the world have been struggling with ongoing economic weakness. Unemployment in the European countries that have adopted the euro remains at the elevated level of 11.4%. The entire European Union experienced GDP growth of approximately 1.5% in 2014. Japan began the year at a similar growth rate to Europe’s; then, after an increase in its value-added tax, the Japanese economy shrank in the two most recent quarters. Like many emerging markets, China’s slowing growth rate has been a disappointment compared to previous expectations.

Drilling down to the level of profits as opposed to overall economies, the story has been quite different in the US as well. In spite of the fact that companies in the S&P 500 generate approximately 46% of their revenue outside the U.S., analysts have increased their estimates for the index’s 2015 earnings per share (EPS) to a level 19% greater than the former peak in 2007. However, looking at the MSCI Europe and MSCI Emerging Markets indices as a proxy for those regions of the world, forward earnings expectations are still 23% and 24% below the former peaks in 2007 and 2008, respectively. Those differences in corporate profit

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

performance have translated into disparate investment returns. While as of December 31, 2014, the S&P 500 traded 31% above its 2007 high, the MSCI Europe and MSCI Emerging Markets Indices were still 16.3% and 28.6%, respectively, below their 2007 peaks. Many Americans are dissatisfied with what has been a lackluster recovery since the Great Recession, but the picture in the US has been much brighter than the rest of the world. Add in the geopolitical concerns that surfaced in 2014 — Ukraine, ISIS expanding across Syria and Iraq, instability in other parts of the Middle East, the Ebola virus outbreak — and it is apparent why investors all over the world decided to seek out US investments during 2014. As a result, the US dollar’s value relative to other foreign currencies appreciated substantially over the course of the year.

Looking at 2014 returns, the brighter US picture helped the S&P 500 Index produce total returns of 13.7% for the full year. Foreign equity markets were more of a mixed bag, with lower returns when measured in local currency. For example, the MSCI EAFE Index registered a 6.4% return while the MSCI Emerging Markets Index gained 5.6%. Including the general decline of foreign currencies versus the dollar, however, those returns drop to -4.5% and -1.8%, respectively. For US investors, keeping money closer to home has been an excellent choice.

Yields on fixed income securities continued to defy most forecasters, who have been expecting gradual increases in interest rates. Instead, bond yields fell throughout 2014, especially in the Treasury sector. This decline was a key driver in facilitating a 6.0% total return for the Barclays Government/Credit Index for the full year. The end of the Federal Reserve’s (Fed’s) quantitative easing program in October did not seem to result in any disturbances in the bond market. Furthermore, the anticipation of ongoing quantitative easing in Japan and the initiation of similar programs in Europe, combined with falling inflation rates around the world, drove international government bond yields down from paltry to unearthly low levels. As of December 31, 2014, German government bonds with maturities less than five years had negative nominal yields, and the ten-year bond yielded only 0.54%. Japanese ten-year bonds yielded 0.32%, and Switzerland ten-year bonds yielded 0.31%. Even heavily-indebted countries like Spain and Italy had ten-year nominal yields of 1.60% and 1.88%, which were lower than the US government ten-year bond that traded at a nominal yield of 2.17%. With those foreign bonds trading at such low yields and more stable financial conditions in the US, US Treasury bonds have obviously benefitted by comparison. Lower unemployment and stronger economic growth might suggest higher bond yields here, but large capital flows are pushing the dollar up and our bond yields down. For the time

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

being, we expect this dynamic to continue, keeping interest rates exceptionally low. While the Fed has been planning to raise short-term interest rates later this year, the developed world displays a tendency toward deflation as opposed to inflation. As a result, there is minimal pressure on the Fed to raise rates, and our expectation is that the Fed could delay or minimize the anticipated rate increases.

Contributing to lower rates of inflation has been a decline in commodity prices, including the price of oil; while this phenomenon is beneficial for consumers and the cost structure of our portfolio companies, it is clearly a short-term negative for our investments in the energy sector. Oil prices began falling over the summer as the balance between supply and demand in the marketplace began loosening. Demand came in slightly below expectations, predominantly as a result of weaker growth in Europe and Asia. At the same time, oil export volumes from Libya and Iraq — regions previously expected to have significant difficulty in supplying oil — came in higher than expected. Typically, in similar scenarios, the countries in OPEC would cut production in order to better balance the market. This time, however, Saudi Arabia decided to keep producing, publicly stating that they did not want to lose additional market share and that they would not unilaterally agree to production cuts without other OPEC members participating. Many market participants suspect that the Saudis have additional strategic or political motivations at the same time. Regardless of their motives, the Saudi decision accelerated the decline in oil prices, which plummeted to as low as $53 per barrel in December 2014, a decline of almost 50% from the June 2014 high.

Viewed from the perspective of consumers, this price decline is a welcome relief. Countries that import a significant portion of their energy needs, especially China, Japan, and many European nations, will also see great benefits. For perspective, a $50 per barrel price decline in a worldwide oil market of approximately 92 million barrels per day of production represents a shift of approximately $1.7 trillion annually from the producers of oil to the consumers. Whether one focuses on lower- to middle-income consumers or resource-challenged foreign countries, the beneficiaries of the oil price decline were in certain need of this relief. Combined with the monetary stimulus provided by many of the world’s central banks, we believe the oil price decline will represent an important catalyst for improved economic growth.

Although the decline will result in lower energy bills for a period of time, we believe the situation is definitely temporary. As a result, we maintain a high level of confidence regarding our investments in the energy sector, which have been predominantly focused on large, financially-strong, integrated oil companies. Some

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

observers have likened the current situation to 1986, a period of time associated with some decidedly unpleasant memories around Houston, Texas. However, there are some important differences between the current situation and that period of time, when the industry was dogged by excess capacity for years. Today, it appears that there is spare production capacity of three to four million barrels per day, which represents 3-4% of the 92 million barrel per day worldwide market for crude oil. In 1986, spare capacity was more than ten million barrels per day in a crude oil market of roughly 60 million barrels per day, or 17% of the total market at the time. The base of production from existing wells and fields declines approximately 5% per year, so supply will naturally decline over time without significant capital expenditures. Already, large and small producers are making substantial reductions to their capital expenditure budgets, which will result in slowing production growth as we move through 2015. In addition, we expect to see some improvement in demand growth as a result of improving economic growth and consumers spending part of their windfall. For the long-term, the marginal cost of finding, developing, producing, and transporting barrels of crude is much higher than the current price, and the budgets of the OPEC states require much higher oil prices to balance. While earnings for the energy companies in our portfolio will decline in 2015, we believe their long-term profitability is not impaired and might even be strengthened as they reduce their cost structures and potentially make value-enhancing acquisitions during this more difficult time. As the oil market demonstrates progress toward returning to a closer balance between supply and demand over the course of 2015, investors may begin to anticipate a rebound in the price of oil and drive the stocks back up in advance of a commodity price recovery.

For 2015, the oil price decline and strong dollar have combined to reduce earnings growth prospects for the companies in the S&P 500 and in our portfolios. Nevertheless, we view these headwinds as temporary, and we still expect a robust level of corporate profits, with the S&P 500 producing almost $1.1 trillion in 2015 earnings. Given the extremely low level of interest rates, it is possible that valuation expansion can continue to push stock prices higher as investors seek returns and anticipate improving rates of earnings growth in 2016. Twenty-three of the top twenty-five holdings in our portfolios increased their dividends during 2014, marking another strong year of dividend growth for a typical Sarofim portfolio. As we look forward to 2016, we believe that the currency headwind created by the rising dollar will fade and that the energy sector will add meaningfully to the portfolio’s earnings growth, leading to an above-average year of growth for that portfolio metric. In the longer-term, we continue to believe that our portfolio will generate faster growth in earnings and dividends than the market overall.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

In addition to companies paying dividends and buying back their own shares, merger and acquisition activity continues to support share prices. Announced deal volume reached $1.6 trillion in the US in 2014, which represented 42% growth compared to 2013. Globally, announced deal volume rose 26% to $3.6 trillion in 2014, led primarily by large-sized deals as deal count increased by only 6%. Large M&A announcements included Actavis’ $66 billion bid for Allergan, AT&T’s $48.5 billion bid for DirecTV, Comcast’s $45.2 billion bid for Time Warner Cable, and Kinder Morgan’s acquisition of its affiliated MLPs for $44 billion. The increase in acquisition activity confirms the existence of growing management confidence, prodigious amounts of cash on corporate balance sheets, cooperative financing markets, and reasonable valuations.

Frequently, we end our letters reminding clients of the attributes that keep Fayez Sarofim & Co. unique in today’s investment landscape. Those attributes remain consistent, and yet we like to demonstrate that we continue to operate in a manner that has earned the trust of our clients for almost 57 years. Finally, we invest our savings right alongside our clients in what we consider to be the best businesses in the world. If you have any questions, please contact us, and we thank you for your continued trust and confidence in Fayez Sarofim & Co.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2, 2014, the MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic,

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2, 2014, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Barclays Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.

The nominal yield is the interest rate (to par value) that the bond issuer promises to pay bond purchasers. This rate is fixed and applies to the life of the bond. Nominal yield is sometimes referred to as nominal rate, coupon yield or coupon rate.

The volatility of the indices referenced above may be materially different from that of FS & Co.’s products. In addition, FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor performance to that of certain well known and widely recognized indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Management’s Discussion of Fund Performance and Analysis:

The S&P 500 recorded a series of successive new highs in 2014 despite five short-lived sell-offs. The index generated a double-digit return for the third consecutive year and has now more than tripled from its March 2009 low. U.S. equity markets as measured by the S&P 500 outpaced other developed market indices as domestic economic growth gained traction and the Federal Reserve ended quantitative easing. In contrast, economic weakness and financial strains resurfaced abroad, and foreign central banks generally stepped up stimulative efforts. The U.S. dollar strengthened against nearly every major currency in 2014 while oil prices plunged 50%. Concerns about global growth intensified in the second half prompting increased market volatility. The relative performance of large cap stocks versus small caps strengthened over the last six months, reversing the trend that has persisted through most of this liquidity-driven recovery. Utilities, health care, and technology were the leading S&P sectors for the year while energy was the weakest and the only sector to decline.

The Sarofim Equity Fund generated a total return of 10.23% in the period compared to 14.24% for the S&P 500. The overweighted allocation to energy was a primary factor weighing on relative results, but its impact was mitigated by advantageous stock selection within the sector, including the avoidance of the more volatile oilfield service and equipment stocks. Compelling valuations, established records of returning capital to shareholders, and disciplined cost controls are expected to support improved performance of the Fund’s energy sector holdings in the year ahead. Another factor impeding relative returns was stock selection among consumer staples issues. The stock focus offset the benefits of overweighting the sector, which outperformed the broader market despite the headwind of a stronger dollar. The stock emphasis in financials and health care also detracted from relative performance. Factors that supported relative results included the limited and selectively focused representations in consumer discretionary and industrials, two lagging sectors. Minimal exposure in the weak telecommunications sector was also constructive. Stock selection in the technology sector added value relative to the benchmark, but the total effect of the Fund’s sector representation was nearly neutral due to the impact of the underweighted allocation. Holdings in the Fund that made the largest contributions to return included Apple, Intel, Walgreens Boots Alliance, Procter & Gamble, Altria Group, Johnson & Johnson, Coca-Cola, Texas Instruments and Target.

The backdrop for U.S. equities remains largely constructive even as the Federal Reserve contemplates steps to normalize interest rate policy. Domestic economic

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

growth appears to be gaining self-reinforcing momentum and is projected to provide support for higher corporate profits and additional, if more modest, equity gains in the year ahead. However, uneven and desynchronized global trends are creating greater uncertainty and fueling volatility. Market leadership is increasingly likely to be determined by fundamentals and the type of attributes that have long been central to Fayez Sarofim & Co.’s investment strategy. The high quality industry leaders in the Sarofim Equity Fund have the financial resources, management expertise, and operational discipline to sustain growth and build shareholder value in more challenging environments.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index

SINCE INCEPTION RETURN TOTAL FOR PERIOD ENDED DECEMBER 31, 2014*
Inception to Date**
Sarofim Equity Fund	10.23%
S&P 500 Index	14.24%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 100.1%

	Shares	Value

Belgium — 1.0%
Anheuser-Busch InBev ADR	10,000	$1,123,200

Canada — 2.0%
Canadian Pacific Railway	6,255	1,205,276
Imperial Oil	23,400	1,006,902

		2,212,178

Denmark — 1.7%
Novo Nordisk ADR	44,000	1,862,080

France — 1.7%
Christian Dior ADR	24,200	1,076,900
Total ADR	15,548	796,058

		1,872,958

Mexico — 0.1%
Fomento Economico Mexicano ADR *	650	57,219

Netherlands — 1.7%
ASML Holding, Cl G	5,695	614,092
Royal Dutch Shell ADR, Cl A	17,839	1,194,321

		1,808,413

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

COMMON STOCK — continued

	Shares	Value

Switzerland — 6.1%
Nestle ADR	44,348	$3,235,186
Novartis ADR	17,326	1,605,427
Roche Holding ADR	53,980	1,835,320

		6,675,933

United Kingdom — 1.9%
Diageo ADR	9,890	1,128,350
SABMiller ADR	18,164	936,536

		2,064,886

United States — 83.9%
Consumer Discretionary — 8.3%
Comcast, Cl A	19,568	1,135,140
McDonald’s	20,673	1,937,060
News Corp., Cl A *	4,215	66,133
News Corp., Cl B *	767	11,566
Target	22,404	1,700,688
Time Warner Cable	5,505	837,090
Twenty-First Century Fox, Cl A	41,830	1,606,481
Twenty-First Century Fox, Cl B	7,841	289,255
Walt Disney	15,012	1,413,980

		8,997,393

Consumer Staples — 20.9%
Altria Group	54,417	2,681,126
Coca-Cola	94,212	3,977,631
Colgate-Palmolive	6,770	468,416
Estee Lauder, Cl A	21,082	1,606,449
Kraft Foods Group	4,495	281,657
Mondelez International, Cl A	13,735	498,924
PepsiCo	20,370	1,926,187
Philip Morris International	56,814	4,627,500
Procter & Gamble	36,178	3,295,454
Walgreens Boots Alliance	22,953	1,749,019
Wal-Mart Stores	17,972	1,543,435
Whole Foods Market	1,400	70,588

		22,726,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

COMMON STOCK — continued

	Shares	Value

Energy — 14.6%
California Resources *	10,336	$56,951
Chevron	32,322	3,625,882
ConocoPhillips	21,174	1,462,276
Enterprise Products Partners (A)	37,930	1,370,032
EOG Resources	6,084	560,154
Exxon Mobil	51,118	4,725,859
Occidental Petroleum	25,841	2,083,043
Phillips 66	7,669	549,867
Plains All American Pipeline (A)	27,800	1,426,696

		15,860,760

Financials — 11.8%
ACE	12,731	1,462,537
American Express	23,460	2,182,719
Berkshire Hathaway, Cl B *	2,109	316,667
BlackRock, Cl A	4,835	1,728,803
Franklin Resources	26,030	1,441,281
JPMorgan Chase	36,009	2,253,443
McGraw Hill Financial	8,833	785,960
State Street	20,780	1,631,230
Wells Fargo	20,105	1,102,156

		12,904,796

Health Care — 8.7%
Abbott Laboratories	38,415	1,729,443
AbbVie	26,463	1,731,739
Celgene *	10,100	1,129,786
Gilead Sciences *	12,521	1,180,229
Johnson & Johnson	29,304	3,064,320
Merck	10,461	594,080
Zoetis, Cl A	606	26,076

		9,455,673

Industrials — 4.7%
Caterpillar	9,717	889,397
General Electric	33,486	846,191
Union Pacific	10,128	1,206,549
United Technologies	18,846	2,167,290

		5,109,427

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

COMMON STOCK — continued

	Shares	Value

Information Technology — 12.9%
Apple	47,544	$5,247,907
Automatic Data Processing	12,340	1,028,786
Google, Cl A *	168	89,151
Google, Cl C *	168	88,435
Intel	44,494	1,614,687
International Business Machines	7,117	1,141,851
Oracle	27,919	1,255,518
QUALCOMM	12,716	945,180
Texas Instruments	40,201	2,149,347
Xilinx	10,331	447,229

		14,008,091

Materials — 2.0%
Air Products & Chemicals	3,734	538,555
Praxair	12,708	1,646,448

		2,185,003

		91,247,529

TOTAL COMMON STOCK (Cost $69,078,724)		108,924,396

SHORT-TERM INVESTMENT — 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.000% (B) (Cost $55,010)	55,010	55,010

TOTAL INVESTMENTS — 100.2% (Cost $69,133,734)		$108,979,406

Percentages are based on Net Assets of $108,753,632.
*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At December 31, 2014, these securities amounted to $2,796,728 or 2.6% of net assets.
(B)	Rate shown is the 7-day effective yield as of December 31, 2014.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $69,133,734)	$108,979,406
Dividends Receivable	228,811
Tax Reclaim Receivable	6,747
Deferred Offering Costs (See Note 2)	2,038
Prepaid Expenses	11,863

Total Assets	109,228,865

Liabilities:
Payable for Capital Shares Redeemed	26,529
Overdraft	345,447
Payable due to Adviser	40,188
Payable due to Administrator	9,367
Chief Compliance Officer Fees Payable	1,913
Payable due to Trustees	359
Other Accrued Expenses	51,430

Total Liabilities	475,233

Net Assets	$108,753,632

Net Assets Consist of:
Paid-in Capital	$68,457,806
Undistributed Net Investment Income	4,578
Accumulated Net Realized Gain on Investments	445,576
Net Unrealized Appreciation on Investments	39,845,672

Net Assets	$108,753,632

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,183,466

Net Asset Value, Offering and Redemption Price Per Share	$10.68

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE PERIOD ENDED
DECEMBER 31, 2014*

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$2,487,141
Interest Income	8,192
Less: Foreign Taxes Withheld	(67,689)

Total Investment Income	2,427,644

Expenses:
Investment Advisory Fees	458,363
Administration Fees	92,337
Trustees’ Fees	11,500
Chief Compliance Officer Fees	7,500
Offering Costs	50,284
Legal Fees	38,000
Transfer Agent Fees	29,398
Audit Fees	22,480
Printing Fees	18,000
Registration and Filing Fees	12,105
Custodian Fees	4,785
Other Expenses	10,310

Total Expenses	755,062

Less:
Waiver of Investment Advisory Fees	(113,345)

Net Expenses	641,717

Net Investment Income	1,785,927

Net Realized Gain on Investments	1,964,344

Net Change in Unrealized Appreciation on Investments	5,488,533

Net Realized and Unrealized Gain on Investments	7,452,877

Net Increase in Net Assets Resulting from Operations	$9,238,804

*	The Fund commenced operations on January 17, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended December 31, 2014*

Operations:
Net Investment Income	$1,785,927
Net Realized Gain on Investments	1,964,344
Net Change in Unrealized Appreciation on Investments	5,488,533

Net Increase in Net Assets Resulting from Operations	9,238,804

Dividends and Distributions:
Net Investment Income	(2,131,958)
Net Realized Gain	(1,168,159)

Total Dividends and Distributions	(3,300,117)

Capital Share Transactions:
Issued(1)	104,346,921
Reinvestment of Dividends and Distributions	2,237,981
Redemption Fees (see Note 2)	4,200
Redeemed	(3,774,157)

Net Increase in Net Assets from Capital Share Transactions	102,814,945

Total Increase in Net Assets	108,753,632

Net Assets:
Beginning of Period	—

End of Period (Including Undistributed Net Investment Income of $4,578)	$108,753,632

Share Transactions:
Issued(1)	10,327,835
Reinvestment of Dividends and Distributions	208,610
Redeemed	(352,979)

Net Increase in Shares Outstanding from Share Transactions	10,183,466

*	The Fund commenced operations on January 17, 2014.
(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 8). Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Period Ended December 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20
Net Realized and Unrealized Gain	0.82

Total from Investment Operations	1.02

Redemption Fees	0.00	^

Dividends and Distributions:
Net Investment Income	(0.22)
Net Realized Gains	(0.12)

Total Dividends and Distributions	(0.34)

Net Asset Value, End of Period	$10.68

Total Return†	10.23%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$108,754
Ratio of Expenses to Average Net Assets	0.70	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.82	%**
Ratio of Net Investment Income to Average Net Assets	1.95	%**
Portfolio Turnover Rate	11	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount was less than $0.01 per share.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2014, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2014, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the period ended December 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. During the period ended December 31, 2014, the Fund did not hold any Level 3 securities.

For the period ended December 31, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended December 31, 2014, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from trade date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of December 31, 2014, the remaining amount to still to be amortized for the Fund was $2,038.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the period ended December 31, 2014 the Fund retained fees of $4,200. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Fund. For the period ended December 31, 2014, the Fund was charged $92,337, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2015. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30,

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is a follows:

Period		Subject to Repayment until December 31:	Amount
1/17/2014-12/31/2014	*	2017	$113,345

*Commenced operation on January 17, 2014.

6.	Investment Transactions:

For the period ended December 31, 2014, the Fund made purchases of $77,678,550 and sales of $10,562,809 in investment securities other than long-term U.S. Government, short-term securities and in-kind transactions. For the period ended December 31, 2014, the Fund made sales of $274,828 in U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences are primarily attributable to reclassification of short-term capital gains:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss
$350,609	$(350,609)

These reclassifications had no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

The tax character of dividends and distributions paid during the year ended December 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$(2,261,977)	$(1,038,140)	$(3,300,117)

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,322
Undistributed Long-Term Capital Gains	462,158
Unrealized Appreciation	39,871,134
Post-October Losses	(41,788)

Total Accumulated Gains	$40,295,826

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$69,108,272	$40,307,874	$(436,740)	$39,871,134

The temporary book to tax differences consist of basis adjustments on Master Limited Partnership Investments.

8.	In-Kind Transfers:

On January 17, 2014, the Fund received a tax-free in-kind subscription of $80,890,443 of investments in securities in exchange for Fund shares totaling 8,089,044. Included in the value of the in-kind subscription was unrealized appreciation on investment in securities of $34,357,139.

9.	Other:

At December 31, 2014, 52% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period January 17, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 2, 2015

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,017.70	0.70%	$3.56
Hypothetical 5% Return	1,000.00	1,021.68	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and / or its affiliates
4	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winston Series Trust since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2014, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)
31.46%	68.54%	100.00%	88.69%	100.00%	0.05%	0.29%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

SAR-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$46,350	$0	$0	$23,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$494,996	$0	$0	$0
(d)	All Other Fees	$0	$0	$220,628	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,030	$0	$0	$21,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$34,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees	$0	$0	$0
(d)	All Other Fees	$0	$0	$0

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (BBD):

2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie President

Date: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie President

Date: March 10, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: March 10, 2015

*	Print the name and title of each signing officer under his or her signature.